Exhibit 24.1
POWER OF ATTORNEY

I, Donald A. Juckett, hereby appoint Michael R. McElwrath and Jennifer D. Whitley, or either of them, as my attorney-in-fact, each with the power of substitution, in any and all capacities, to sign on my behalf and to file with the Securities and Exchange Commission, the Annual Report on Form 10-K of Far East Energy Corporation (the "Company") for its fiscal year ended December 31, 2013, and any amendments to such filing that such attorneys-in-fact may deem appropriate or necessary.  I further grant unto such attorneys-in-fact and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do and I hereby ratify and confirm all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

Signed: March 13, 2014	By:	/s/ Donald A. Juckett
	Name:	Donald A. Juckett
	Title:	Board of Directors

POWER OF ATTORNEY

I, Thomas E. Williams, hereby appoint Michael R. McElwrath and Jennifer D. Whitley, or either of them, as my attorney-in-fact, each with the power of substitution, in any and all capacities, to sign on my behalf and to file with the Securities and Exchange Commission, the Annual Report on Form 10-K of Far East Energy Corporation (the "Company") for its fiscal year ended December 31, 2013, and any amendments to such filing that such attorneys-in-fact may deem appropriate or necessary.  I further grant unto such attorneys-in-fact and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do and I hereby ratify and confirm all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

Signed: March 13, 2014	By:	/s/ Thomas E. Williams
	Name:	Thomas E. Williams
	Title:	Board of Directors

POWER OF ATTORNEY

I, William A. Anderson, hereby appoint Michael R. McElwrath and Jennifer D. Whitley, or either of them, as my attorney-in-fact, each with the power of substitution, in any and all capacities, to sign on my behalf and to file with the Securities and Exchange Commission, the Annual Report on Form 10-K of Far East Energy Corporation (the "Company") for its fiscal year ended December 31, 2013, and any amendments to such filing that such attorneys-in-fact may deem appropriate or necessary.  I further grant unto such attorneys-in-fact and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do and I hereby ratify and confirm all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

Signed: March 11, 2014	By:	/s/ William A. Anderson
	Name:	William A. Anderson
	Title:	Board of Directors

POWER OF ATTORNEY

I, C. P. Chiang, hereby appoint Michael R. McElwrath and Jennifer D. Whitley, or either of them, as my attorney-in-fact, each with the power of substitution, in any and all capacities, to sign on my behalf and to file with the Securities and Exchange Commission, the Annual Report on Form 10-K of Far East Energy Corporation (the "Company") for its fiscal year ended December 31, 2013, and any amendments to such filing that such attorneys-in-fact may deem appropriate or necessary.  I further grant unto such attorneys-in-fact and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do and I hereby ratify and confirm all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

Signed: March 14, 2014	By:	/s/ C.P. Chiang
	Name:	C. P. Chiang
	Title:	Board of Directors

POWER OF ATTORNEY

I, John C. Mihm, hereby appoint Michael R. McElwrath and Jennifer D. Whitley, or either of them, as my attorney-in-fact, each with the power of substitution, in any and all capacities, to sign on my behalf and to file with the Securities and Exchange Commission, the Annual Report on Form 10-K of Far East Energy Corporation (the "Company") for its fiscal year ended December 31, 2013, and any amendments to such filing that such attorneys-in-fact may deem appropriate or necessary.  I further grant unto such attorneys-in-fact and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do and I hereby ratify and confirm all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

Signed: March 10, 2014	By:	/s/ John C. Mihm
	Name:	John C. Mihm
	Title:	Board of Directors